Statement of Additional Information Supplement American Century International Bond Funds
Supplement dated May 17, 2024 ■ Statement of Additional Information dated March 1, 2024

Thomas Youn, Vice President and Portfolio Manager, no longer serves as portfolio manager for the funds effective May 14, 2024.
The entries for Thomas Youn on pages 41 and 43 are to be deleted.

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